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                                                                    EXHIBIT 99.1

                      CERTIFICATION PURSUANT TO SECTION 906

                        OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of New Century Companies, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

         The Annual Report on Form 10-KSB/A/A for the fiscal year ended December 31, 2001 of the Company fully complies, in all material respects, with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 10-KSB/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

         A signed original of this written statement required by Section 906 has been provided to New Century Companies, Inc. and will be retained by New Century Companies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

April 28, 2003                               /s/ David Duquette
                                             ----------------------------------
                                             Name:  David Duquette
                                             Title: Chief Executive Officer and
                                                    Chief Financial Officer